CASH, CASH EQUIVALENTS AND SHORT AND LONG TERM INVESTMENTS - Schedule of Break-down of Total Short-term Investment and Long-term Investments (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Investments, Debt and Equity Securities [Abstract]
Equity securities with readily determinable fair values	$ 85	$ 165
Short-term time deposits	616	0
Total Investments	$ 701	$ 165